Exhibit 99.1
NEWS RELEASE

For Immediate Release
July 30, 2015
MAXWELL TECHNOLOGIES REPORTS SECOND QUARTER FINANCIAL RESULTS
Also announces restructuring plans to accelerate time to profitability
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CONFERENCE CALL & WEBCAST AT 5 P.M. (EDT) TODAY - DETAILS BELOW

SAN DIEGO, Calif. - Maxwell Technologies, Inc. (Nasdaq: MXWL) today reported revenue of $37.8 million for its second quarter ended June 30, 2015, an increase of 9 percent from the $34.7 million recorded in the first quarter of 2015, but down 18 percent from the $46.1 million recorded in the second quarter of 2014.

Second quarter ultracapacitor revenue increased by 7 percent to $23.4 million, compared with $21.9 million recorded in the first quarter of 2015, but was down 31 percent compared with the $33.9 million recorded in the second quarter of 2014. Sales of high voltage capacitor and microelectronics products totaled $14.3 million in Q215, up 13 percent compared with the $12.7 million recorded in the first quarter of 2015 and up 18 percent from the $12.2 million recorded in Q214.

On a U.S. generally accepted accounting principles (GAAP) basis, the operating loss for the second quarter 2015 was $6.3 million, compared with an operating loss of $8.6 million in Q115 and an operating loss of $335,000 in Q214. GAAP net loss for Q215 was $9.4 million, or $0.31 per share, compared with a net loss of $9.3 million, or $0.32 per share, in Q115 and a net loss of $1.2 million, or $0.04 per share, in Q214.

On a non-GAAP basis, the company reported an operating loss of $2.2 million in Q215 compared with an operating loss of $7.7 million in Q115 and operating income of $833,000 in Q214. Non-GAAP net loss for Q215 was $3.2 million, or $0.11 cents per share, compared with a net loss of $8.5 million, or $0.29 cents per share, in Q115 and a net loss of $13,000, or $0.00 per share, in Q214. A reconciliation of GAAP to non-GAAP financial measures is included as an addendum to this release.

GAAP gross margin was 32 percent in Q215, compared with 30 percent in Q115 and 36 percent in Q214. GAAP operating expenses totaled $18.4 million, or 49 percent of revenue, in Q215, compared with $18.9 million, or 54 percent of revenue, in Q115, and $16.9 million, or 37 percent of revenue, in Q214. Non-GAAP operating expenses totaled $14.6 million, or 39 percent of revenue, in Q215 compared with $18.2 million, or 53 percent of revenue, in Q115 and $16.0 million, or 35 percent of revenue, in Q214. Cash and cash equivalents totaled $25.0 million as of June 30, 2015, compared with $23.1 million as of March 31, 2015. Complete financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations will be available with the filing of the Company's Quarterly Report on Form 10-Q with the Securities & Exchange Commission.

Management has initiated a restructuring plan to consolidate U.S. manufacturing operations and to reduce headcount and operating expenses in order to align the company’s cost structure with the current business forecast, and improve operational efficiency. The plan also includes the potential divestiture of the microelectronics product line. In connection with the restructuring plan, the company expects to incur total restructuring and related charges, including accelerated equipment depreciation expense, of approximately $4.2 million, of which $2.5 million was recorded in Q215. Upon completion of the plan, which is anticipated to be by the end of the first quarter of 2016, total cash expenditures related to restructuring activities are expected to be approximately $2.2 million.

“Second quarter revenue and gross margin were in line with our guidance and operating expenses improved substantially," said Dr. Franz Fink, Maxwell's president and CEO. "Operating expenses came in ahead of plan in the second quarter, already beating our quarterly target of $15 million on a non-GAAP basis originally targeted for Q4 of this year. The restructuring actions we are taking should allow us to achieve our goal of significantly accelerating our path to profitability.”

Non-GAAP Financial Measures: The Company uses non-GAAP financial measures for internal evaluation and to report the results of its business. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP operating expenses, non-GAAP income (loss) from operations, non-GAAP net income (loss), and non-GAAP net income (loss) per diluted share. These measures are not in accordance with, nor an alternative to, GAAP. These measures are intended to

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supplement GAAP financial information, and may be computed differently from non-GAAP financial measures used by other companies. The Company believes that these measures provide useful information to its management, board of directors and investors about its operating activities and business trends related to its financial condition and results of operations. The Company believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain non-cash or non-recurring items, such as stock-based compensation expense, significant non-standard tax charges, and restructuring-related costs.

In addition, the Company's management and board of directors use these non-GAAP financial measures in developing operating budgets and in reviewing the Company's results of operations, as non-cash and non-recurring items have limited impact on current and future operating decisions. Additionally, the Company believes that inclusion of non-GAAP financial measures provide consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP. Please refer to the accompanying tables for a detailed reconciliation of GAAP to non-GAAP gross profit, operating expenses, income from operations, net income, and net income per share.

Management will conduct a conference call and simultaneous webcast to discuss second quarter of 2015 financial results and the future outlook at 5 p.m. (EDT) today. The call may be accessed by dialing toll-free, (888) 632-3383 from the U.S. and Canada, or (785) 424-1676 for international callers, and entering the conference ID, MAXWELL. The live web cast and subsequent archived replay may be accessed at the Company's web site via the following link: http://investors.maxwell.com/phoenix.zhtml?c=94560&p=irol-calendar.

Maxwell is a global leader in the development and manufacture of innovative, cost-effective energy storage and power delivery solutions. Our ultracapacitor products provide safe and reliable power solutions for applications in consumer and industrial electronics, transportation, renewable energy and information technology. Our CONDIS® high-voltage grading and coupling capacitors help to ensure the safety and reliability of electric utility infrastructure and other applications involving transport, distribution and measurement of high-voltage electrical energy. Our radiation-hardened microelectronic products for satellites and spacecraft include single board computers and components incorporating our proprietary RADPAK® packaging and shielding technology that enables them to perform reliably in space. For more information, visit www.maxwell.com.

Forward-looking statements: Statements in this news release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and contingencies include, but are not limited to, the following:

•	Our ability to remain competitive and stimulate customer demand through successful introduction of new products, and to educate our prospective customers on the products we offer;

•
Dependence upon the sale of products to a small number of customers and vertical markets, some of which are heavily dependent on government funding or government subsidies which may or may not continue in the future;

•	Dependence upon the sale of products into Asia and Europe, where macroeconomic factors outside our control may adversely affect our sales;

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Risks related to our international operations including, but not limited to, our ability to adequately comply with the changing rules and regulations in countries where our business is conducted, our ability to oversee and control our foreign subsidiaries and their operations, our ability to effectively manage foreign currency exchange rate fluctuations arising from our international operations, and our ability to continue to comply with the U.S. Foreign Corrupt Practices Act as well as the anti-bribery laws of foreign jurisdictions;

•	Risk that our restructuring efforts may not be successful and that we may not be able to realize the anticipated cost savings and other benefits;

•	Successful acquisition, development and retention of key personnel;

•	Our ability to effectively manage our reliance upon certain suppliers of key component parts, specialty equipment and logistical services;

•	Our ability to match production volume to actual customer demand;

•	Our ability to manage product quality problems;

•	Our ability to protect our intellectual property rights and to defend claims against us;

•	Our ability to effectively identify, enter into, manage and benefit from strategic alliances;

•	Occurrence of a catastrophic event at any of our facilities;

•	Occurrence of a technology systems failure, network disruption, or breach in data security;

•	Our ability to obtain sufficient capital to meet our operating or other needs; and,

•	Our ability to manage and minimize the impact of unfavorable legal proceedings.

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For further information regarding risks and uncertainties associated with Maxwell's business, please refer to the “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our SEC filings, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of these documents may be obtained by contacting Maxwell's investor relations department at (858) 503-3434, or at our investor relations website: investors.maxwell.com. All information in this release is as of July 30, 2015. The Company undertakes no duty to update any forward-looking statement to reflect actual results or changes in the Company's expectations.

Media & Investor Contact: Michael Sund, +1 858.503.3233; msund@maxwell.com
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MAXWELL TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Revenue	$37,796	$34,670	$46,074	$72,466	$92,075
Cost of revenue	25,643	24,367	29,477	50,010	57,615
Gross profit	12,153	10,303	16,597	22,456	34,460
Operating expenses:
Selling, general and administrative	10,142	10,957	10,709	21,099	21,353
Research and development	5,930	7,918	6,223	13,848	12,394
Restructuring and exit costs	2,340	—	—	2,340	—
Total operating expenses	18,412	18,875	16,932	37,287	33,747
Income (loss) from operations	(6,259)	(8,572)	(335)	(14,831)	713
Interest expense, net	75	89	28	164	67
Amortization of prepaid debt costs	2	5	5	7	10
Foreign currency exchange loss, net	85	328	232	413	520
Income (loss) before income taxes	(6,421)	(8,994)	(600)	(15,415)	116
Income tax provision	2,955	347	581	3,302	978
Net loss	$(9,376)	$(9,341)	$(1,181)	$(18,717)	$(862)
Net loss per common share:
Basic and diluted	$(0.31)	$(0.32)	$(0.04)	$(0.63)	$(0.03)
Weighted average common shares outstanding:
Basic and diluted	30,323	29,445	29,206	29,886	29,127

MAXWELL TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(Unaudited)

	June 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$25,031	$24,732
Trade and other accounts receivable, net	31,857	43,698
Inventories	41,147	44,856
Prepaid expenses and other current assets	2,872	2,426
Total current assets	100,907	115,712
Property and equipment, net	35,847	39,223
Goodwill	24,915	23,599
Pension asset	8,318	7,362
Other non-current assets	595	704
Total assets	$170,582	$186,600

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$19,364	$27,011
Accrued employee compensation	8,643	9,348
Deferred revenue and customer deposits	878	703
Short-term borrowings and current portion of long-term debt	5,937	15,549
Deferred tax liability	1,160	1,111
Total current liabilities	35,982	53,722
Deferred tax liability, long-term	5,515	3,304
Long-term debt, excluding current portion	5	20
Other long-term liabilities	3,318	2,601
Total liabilities	44,820	59,647
Stockholders' equity:
Common stock, $0.10 par value per share, 40,000 shares authorized; 31,738 and 29,846 shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively	3,171	2,982
Additional paid-in capital	289,050	277,314
Accumulated deficit	(176,783)	(158,066)
Accumulated other comprehensive income	10,324	4,723
Total stockholders' equity	125,762	126,953
Total liabilities and stockholders' equity	$170,582	$186,600

MAXWELL TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(Unaudited)

		Three Months Ended			Six Months Ended
		June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Gross Profit Reconciliation:
GAAP gross profit		$12,153	$10,303	$16,597	$22,456	$34,460
Stock-based compensation expense included in cost of sales	A	147	206	190	353	442
Accelerated depreciation	D	184	—	—	184	—
Non-GAAP gross profit		$12,484	$10,509	$16,787	$22,993	$34,902
Total Operating Expenses Reconciliation:
GAAP total operating expenses		$18,412	$18,875	$16,932	$37,287	$33,747
Stock-based compensation expense	A	(864)	(633)	(978)	(1,497)	(1,479)
Restructuring and exit costs	C	(2,340)	—	—	(2,340)	—
CFO transition	E	(284)	—	—	(284)	—
Legal costs for SEC and FCPA matters	F	(282)	—	—	(267)	—
Non-GAAP total operating expenses		$14,642	$18,242	$15,954	$32,899	$32,268
Income (Loss) From Operations Reconciliation:
GAAP income (loss) from operations		$(6,259)	$(8,572)	$(335)	$(14,831)	$713
Stock-based compensation expense	A	1,011	839	1,168	1,850	1,921
Restructuring and exit costs	C	2,340	—	—	2,340	—
Accelerated depreciation	D	184	—	—	184	—
CFO transition	E	284	—	—	284	—
Legal costs for SEC and FCPA matters	F	282	—	—	282	—
Non-GAAP income (loss) from operations		$(2,158)	$(7,733)	$833	$(9,891)	$2,634
Net Income (Loss) Reconciliation:
GAAP net loss		$(9,376)	$(9,341)	$(1,181)	$(18,717)	$(862)
Stock-based compensation expense	A	1,011	839	1,168	1,850	1,921
Tax impact of potential cash repatriation	B	2,085	—	—	885	—
Restructuring and exit costs	C	2,340	—	—	2,340	—
Accelerated depreciation	D	184	—	—	184	—
CFO transition	E	284	—	—	284	—
Legal costs for SEC and FCPA matters	F	282	—	—	267	—
Non-GAAP net income (loss)		$(3,190)	$(8,502)	$(13)	$(12,907)	$1,059
Net Income (Loss) per Diluted Share Reconciliation:
GAAP net loss per share		$(0.31)	$(0.32)	$(0.04)	$(0.63)	$(0.03)
Stock-based compensation expense	A	0.03	0.03	0.04	0.06	0.07
Tax impact of potential cash repatriation	B	0.07	—	—	0.03	—
Restructuring and exit costs	C	0.07	—	—	0.08	—
Accelerated depreciation	D	0.01	—	—	0.01	—
CFO transition	E	0.01	—	—	0.01	—
Legal costs for SEC and FCPA matters	F	0.01	—	—	0.01	—
Non-GAAP net income (loss) per diluted share		$(0.11)	$(0.29)	$—	$(0.43)	$0.04

See note on next page

MAXWELL TECHNOLOGIES, INC.

(A)
Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards. Results include stock-based compensation expense as follows (in thousands):

		Three Months Ended			Six Months Ended
		June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
	Cost of revenue	$147	$206	$190	$353	$442
	Selling, general and administrative	657	366	734	1,023	988
	Research and development	207	267	244	474	491
	Total stock-based compensation expense	$1,011	$839	$1,168	$1,850	$1,921

(B)
During the quarter ended June 30, 2015, the Company recorded a tax charge of $2.1 million associated with a portion of the unremitted earnings of a foreign subsidiary that may be repatriated to the U.S.

(C)	During the quarter ended June 30, 2015, the Company recorded restructuring charges of $2.3 million.

(D)	During the quarter ended June 30, 2015, the Company recorded accelerated depreciation charges of $184,000 related to the adjustment of the remaining useful life for certain manufacturing equipment.

(E)	During the quarter ended June 30, 2015, the Company recorded one time severance charges of $284,000 related to the departure of its former CFO.

(F)
Legal costs for the FCPA and SEC matters represent external legal expenses related to the U.S. Securities and Exchange Commission's investigation of the facts and circumstances surrounding the restatement of the Company's financial statements for fiscal years 2011 and 2012, as well as for ongoing legal matters related to previous Foreign Corrupt Practices Act (FCPA) violations.